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                                                                    EXHIBIT 10.8



                           EXCHANGE AGREEMENT BETWEEN

                       NEW DIRECTIONS MANUFACTURING, INC.

                            A NEVADA CORPORATION AND

                     PREMIER VENTURES & EXPLORATIONS, INC.,

                A LOUISIANA CORPORATION, DATED JANUARY 10, 1997
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                               EXCHANGE AGREEMENT

  AGREEMENT entered into January 10, 1997, by and between New Directions Manufacturing, Inc. (hereinafter "NDM"), a Nevada corporation, the stockholders of New Directions Manufacturing, Inc. (hereinafter "Stockholders"), and Premiere Ventures & Exploration, Inc., a Louisiana corporation (hereinafter "Premiere").

                            Background of Agreement
                            -----------------------

  Premiere and Stockholders agree that it would be to their mutual benefit for Premiere to acquire all of the outstanding stock of NDM from Stockholders in exchange for 3,550,000 shares of Premiere common stock.

  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                                 The Agreement
                                 -------------

  1.  Terms and Conditions.

      (a) The Stockholders will exchange their shares of New Directions Manufacturing, Inc. on a one for one basis for shares in Premiere.

      (b) Premiere will issue Three Million Five Hundred Fifty Thousand (3,550,000) shares of common stock in exchange for Three Million Five Hundred Fifty Thousand (3,550,000) of Premiere. One Million shares of NDM stock has been issued and placed in escrow in connection with a private stock offering. These shares will be exchanged at a later date, but Premiere will issue sharers to be placed in escrow for this later exchange transaction.

  2.  Representations and Warranties of NDM and Stockholders.

  NDM and Stockholders hereby represent and warrant to Premiere that:

      (a) Stockholders own on the date hereof, and on the Closing Date hereinafter provided will own, free and clear of all liens, charges and encumbrances, all of the issued and outstanding shares of common stock of NDM.

      (b) NDM is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada; is duly qualified to transact business as a foreign corporation and in good standing in the States in which it is presently doing business; has all corporate power necessary to engage in the business in which it is presently engaged; and has an authorized capital consisting of 25,000,000 shares of common stock, par value $0.001 per share, of which 3,550,000 shares are issued and outstanding.

      (c) NDM has entered into an agreement to acquire all of the issued and outstanding stock of New Directions, Inc., an Arizona corporation, in the business of manufacturing, distributing and selling oak furniture.

  3.  Representations and Warranties of Premiere.

  Premiere represents and warrants on information and belief to the best of its knowledge to the Stockholders that:

      (a) Premiere is a corporation duly organized and is validly existing and in good standing under the laws of the State of Louisiana; is not qualified to transact business in any other State, and has an authorized capitalization of 50,000,000 shares of which there are issued and outstanding 1,450,000 shares of common stock, no par value per share.

      (b) Premiere has delivered to Stockholders is audited financial statements, which are attached hereto and marked Exhibit 1. These financial statements accurately set forth the financial condition of Premiere as of the dates specified, and the results of operation applied.

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  4.  Date and Time of Closing.

  The closing shall be held on January 13, 1997 local time, at Phoenix, Arizona, or at such other time and place as may be mutually agreed upon between the parties in writing (hereinafter "the Closing"). The manner of carrying into effect the exchange provided for in this Exchange Agreement shall be as follows:

      (a) Premiere will prepare a written unanimous consent of its board of directors for the following purposes:

          (1) To ratify, approve and carry out the terms of this Exchange Agreement.

          (2) To authorize the issue and to effect delivery by the officers of Premiere to the shareholders of NDM of Three Million Five Hundred Fifty Thousand (3,550,000) shares of Premiere common stock in exchange for delivery of all of the outstanding stock of NDM.

          (3) The present board of directors will tender their resignations effective on the closing of this transaction. The present board of directors will nominate three (3) Stockholders listed below to be seated as the new board of directors of Premiere filling the vacancies created by their resignations. The nominees are (1) Sean Lee, Chairman; (2) Jack Horner, Jr., Director; and (3) Donald A. Metke, Director.

          (4) The present board of directors will nominate to be the Donald A. Metke, President, Sean Lee, Chief Executive Officer and Jack Horner, Jr., Executive Vice President, Secretary and Treasurer.

  6.  Closing Conditions.

  The NDM, Stockholders and Premier's obligations to complete the transactions provided herein shall be subject to the performance by them of all their respective agreements to be performed hereunder at the Closing, to the material truth and accuracy of the respective representations and warranties of NDM, Stockholders and Premiere contained herein, and to the further conditions that:

      (a) All representations and warranties by NDM, Stockholders and Premiere contained in this Exchange Agreement are substantially true and correct on and as of the Closing with the same effect as if made on and as of said date.

      (b) As of the Closing there shall have been no material adverse change in the affairs, business, property or financial condition of NDM and Premiere.

      (c) All of the agreements and covenants contained in this Exchange Agreement that are to be complied with, satisfied and performed by each of the parties hereto on, or before the Closing, shall, in all material respects, have been complied with, satisfied and performed.

      (d) NDM will have closed the transaction whereby it acquires all of the issued and outstanding shares of New Directions, Inc.

  7.  Counterparts.

  This Exchange Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall constitute one and the same instrument.

  8.  Merger Clause.

  This Exchange Agreement supersedes all prior agreements and understandings between the parties and may not be changed or terminated orally, and no attempted change, termination or waiver of any of the provisions hereof shall be binding unless in writing and signed by the parties hereto.

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  8.  Governing Law.

  This Agreement shall be governed by and construed according to the laws of the State of Nevada.

  IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be executed the day and year first written above.

  9.  Signatures.

  This Exchange Agreement has been accepted by the Boards of both corporations and signed by their respective officers and in the case of NDM signed by all directors and shareholders.

                             OFFICERS AND DIRECTORS
                             ----------------------

Premiere Ventures & Exploration, Inc.:      New Directions Manufacturing, Inc.

/s/ Robert S. Kallfelz                      /s/ Donald A. Metke
--------------------------------------      -----------------------------------
By: Robert S. Kallfelz                      By: Donald A Metke
Title:  Secretary                           Title:  President


/s/ Kim Kallfelz                            /s/ Jack Horner, Jr.
--------------------------------------      -----------------------------------
By: Kim Kallfelz                            By: Jack Horner, Jr.
Title: President                            Title: Ex. V.P., Secretary/Treas


                                            /s/ Sean Lee
                                            -----------------------------------
                                            By: Sean Lee
                                            Title: Chief Executive


SHAREHOLDERS                                NO. OF SHARES
------------                                -------------

/s/ Sean Lee                                1,530,000
--------------------------------------
Lee Family Limited Partnership
By: Sean Lee


/s/ Jack Horner, Jr.                        510,000
--------------------------------------
Jack Horner, Jr.


--------------------------------------
Leslie S. Horner


/s/ Donald A. Metke                         510,000
--------------------------------------
Jack Horner, Jr.


/s/ Joanne B. Metke
--------------------------------------
Joanne B. Metke


/s/ Donald A. Mekte                         1,000,000
--------------------------------------
Private Placement Escrow Acct.
By: Don Metke, Trustee

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